Exhibit 99.2

1 Investor Presentation January 2019

2 Disclaimer This presentation (the “ Presentation ”) contemplates the purchase by Thunder Bridge Acquisition, Ltd. (“ Thunder Bridge ”) of Hawk Parent Holdings LLC (“ REPAY ” or the “ Company ”) by which REPAY will become a subsidiary of Thunder Bridge (the “ Transaction ”). No Offer or Solicitation This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an of fer to sell, buy or subscribe for any securities, nor is it a solicitation of any vote in any jurisdiction pursuant to the propos ed Transaction or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. Forward Looking Statements This communication contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1 995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, obj ect ives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will l ike ly result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “ou tlo ok” or words of similar meaning. These forward - looking statements include, but are not limited to, statements regarding REPAY’s industry and market sizes, future opportunities for REPAY and the Company, REPAY’s estimated future results and the proposed business combination between Thund er Bridge and REPAY, including the implied enterprise value, the expected transaction and ownership structure and the likelihood and abilit y o f the parties to successfully consummate the proposed transaction. Such forward - looking statements are based upon the current be liefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and co ntingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events ma y differ materially from the results anticipated in these forward - looking statements. In addition to factors previously disclosed in Thunder Bridge’s reports filed with the SEC and those identified elsewhere in thi s communication, the following factors, among others, could cause actual results and the timing of events to differ materiall y f rom the anticipated results or other expectations expressed in the forward - looking statements: inability to meet the closing conditions to the business combina tion, including the occurrence of any event, change or other circumstances that could give rise to the termination of the def ini tive agreement; the inability to complete the transactions contemplated by the definitive agreement due to the failure to obtain approval of Thun der Bridge’s shareholders, the inability to consummate the contemplated debt financing, the failure c achieve the minimum amount of cash available following any redemptions by Thunder Bridge shareholders or the failure to meet The Nasdaq Stock Market’s listing standards i n c onnection with the consummation of the contemplated transactions; costs related to the transactions contemplated by the defin iti ve agreement; a delay or failure to realize the expected benefits from the proposed transaction; risks related to disruption of management ti me from ongoing business operations due to the proposed transaction; changes in the payment processing market in which REPAY com pet es, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY tar gets; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its gr owt h strategies, including identifying and executing acquisitions; risks relating to data security; and risk that REPAY may not be able to dev elo p and maintain effective internal controls. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forwar d - l ooking statements and the assumptions on which those forward - looking statements are based. There can be no assurance that the d ata contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward - looking stat ements as a predictor of future performance as projected financial information, cost savings and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyo nd our control. All information set forth herein speaks only as of the date hereof in the case of information about Thunder Bridge and REPAY or the date of such information in the case of information from persons other than Thunder Bridge or REPAY, and we disclaim any intention or ob ligation to update any forward looking statements as a result of developments occurring after the date of this communication. A nnualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Use of Projections This Presentation contains financial forecasts with respect to, among other things, REPAY’s revenue, net revenue, gross profi t, annual transaction volume, Adjusted EBITDA, Adjusted EBITDA net margin and certain ratios and other metrics derived therefrom fo r the fiscal years 2019 and 2020. These forecasts also include certain statements about the Transaction, including anticipated enterprise value and post - closing equity value. These unaudited financial projections have been provided by REPAY’s management, and REPAY’s independ ent auditors have not audited, reviewed, compiled, or performed any procedures with respect to the unaudited financial projections for the pu rpose of their inclusion in this Presentation and, accordingly, do not express an opinion or provide any other form of assura nce with respect thereto for the purpose of this Presentation. These unaudited financial projections should not be relied upon as being necessarily indica tiv e of future results. The inclusion of the unaudited financial projections in this Presentation is not an admission or represe nta tion by REPAY or Thunder Bridge that such information is material. The assumptions and estimates underlying the unaudited financial projections are in her ently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties t hat could cause actual results to differ materially from those contained in the unaudited financial projections. There can be no assurance that the pro spective results are indicative of the future performance of Thunder Bridge or REPAY or that actual results will not differ m ate rially from those presented in the unaudited financial projections. Inclusion of the unaudited financial projections in this Presentation should not be rega rde d as a representation by any person that the results contained in the unaudited financial projections will be achieved. Industry and Market Data The information contained herein also includes information provided by third parties, such as market research firms. In parti cul ar, REPAY has commissioned an independent research report from Stax Inc. (“Stax”) for market and industry information to be u sed by REPAY. None of Thunder Bridge, Thunder Bridge Acquisition, LLC, the sponsor of Thunder Bridge, REPAY, Corsair Capital LLC (“ Corsair ”), and their respective affiliates and any third parties that provide information to Thunder Bridge or REPAY, such as market re search firms, guarantee the accuracy, completeness, timeliness or availability of any information. None of Thunder Bridge, REPAY, Corsair and their respe cti ve affiliates and any third parties that provide information to Thunder Bridge or REPAY, such as market research firms, such as Stax, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such c ont ent. None of Thunder Bridge, REPAY, Corsair and their respective affiliates give any express or implied warranties, including . b ut not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or l iab ility for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, le gal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Non - GAAP Financial Measures This Presentation includes certain non - GAAP financial measures that REPAY reviews to evaluate its business, measure its performa nce and make strategic decisions. REPAY believes that such non - GAAP financial measures provide useful information to investors a nd others in understanding and evaluating its operating results in the same manner as management. Net revenue is a non - GAAP financial measure that represents revenue less interchange and network fees. Adjusted EBITDA is a non - GAAP financial measure that represents net income prior to interest expense and depreciation and amortization, as adjusted to add back certain non - cash charges and account for non - recu rring items, such as other expenses, non - cash gain from the change in fair value of contingent consideration, transaction expens es, share - based compensation charges, and other charges. Net revenue, Adjusted EBITDA and any other ratio or metrics derived therefrom are fi nan cial measures not calculated in accordance with GAAP and should not be considered as substitutes for revenue, net income, ope rat ing profit, or any other operating performance measure calculated in accordance with GAAP. Using these non - GAAP financial measures to analyze REPAY ’s business would have material limitations because their calculations are based on the subjective determination of managemen t r egarding the nature and classification of events and circumstances that investors may find significant. In addition, although other compan ies in its industry may report measures titled Adjusted EBITDA or similar measures, such non - GAAP financial measures may be calcula ted differently from how REPAY calculates its non - GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA alongside other financial performance measures, including net income a nd other financial results presented in accordance with GAAP. This Presentation includes forecasted 2019 Adjusted EBITDA and ranges of forecasted 2020 Adjusted EBITDA for REPAY. This Pres ent ation does not provide a reconciliation of this forward - looking, non - GAAP financial measure to the most directly comparable GAAP financial measure because calculating the components would involve numerous estimates and judgments that are unduly burdensome to prepa re and may imply a degree of precision that would be confusing or potentially misleading to investors. In addition, this Present ati on includes preliminary financial information relating to REPAY’s financial results for the December 31, 2018 year based on the informati on currently available to REPAY. The financial closing procedures for the three months and the year ended December 31, 2018 have no t yet been completed by REPAY, and actual results for the year ended December 31, 2018 may, upon the completion of its closing procedures, final a dju stments and other developments prior to the time that such financial results are finalized, differ from the preliminary finan cia l information provided in this Presentation. As a result, this Presentation also does not provide a detailed reconciliation of 2019 Adjusted EBITDA to the most directly comparable GAAP financial measure because it would be unduly burdensome to prepare. Additional Information and Where to Find It For additional information on the proposed transaction, see Thunder Bridge’s Current Report on Form 8 - K, filed as of January 22, 2019. In connection with the proposed transaction, Thunder Bridge intends to file a registration statement on Form S - 4 with th e SEC, which will include a proxy statement/prospectus of Thunder Bridge, and will file other documents regarding the proposed transaction with the SEC . This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitatio n o f any vote or approval. Before making any voting or investment decision, investors and stockholders of Thunder Bridge are urged to carefully read the entire re gistration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. T he documents filed by Thunder Bridge with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov , or by directing a request to Thunder Bridge Acquisition, Ltd., 9912 Georgetown Pike, Suite D203, Great Falls, Virginia 22066, Attention: Secretary, (20 2) 431 - 0507 Participants in the Solicitation Thunder Bridge and REPAY and certain of their respective directors and executive officers may be deemed to be participants in th e solicitation of proxies from the stockholders of Thunder Bridge in favor of the approval of the business combination. Informa tion regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Thunder Bridge in connection with the proposed business combination will be set forth in the registration statement on Form S - 4 that includes a p roxy statement/prospectus, when it becomes available. Information regarding Thunder Bridge’s directors and executive officers are set forth in Thunder Bridge’s Registration Statement on Form S - 1, including amendments thereto, and other reports which are filed w ith the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

3 Table of Contents I. Introduction & Transaction Overview II. REPAY Overview III. REPAY Financial Overview Appendix

4 I. Introduction & Transaction Overview

5 Attendees Tim Murphy CFO John Morris CEO & Co - Founder ▪ As CEO, John Morris oversees the strategic direction of REPAY, including overall market strategy, new product development, sales and marketing, acquisitions and financial oversight ▪ Prior to REPAY, Mr. Morris served as the EVP of Sales and Marketing for Payliance after its acquisition of Security Check Atlanta, where he served as President ▪ Mr. Morris also previously served as Director of Corporate Finance for Bass Hotels and Resorts, where he worked on various capital projects and M&A ▪ Mr. Morris holds a Master of Accountancy ( MAcc ) and a BBA in Accounting from the University of Georgia ▪ As CFO, Tim Murphy is responsible for all financial operations of the Company, including financial planning, accounting, tax, treasury, reporting and corporate development ▪ Prior to REPAY, Mr. Murphy served as Director of Corporate Development for Amaya Gaming Group, a globally diversified gaming company with a strategy focused on growth through acquisitions ▪ Mr. Murphy was also an investment banker at Credit Suisse in NYC, where he focused on financial institutions and FinTech companies ▪ Mr. Murphy earned an AB in Business Economics from Brown University and an MBA in Corporate Finance from the University of North Carolina at Chapel Hill

6 Low Chargeback Rates (7) 0.19% Historical Net Revenue CAGR (2)(3) 27% Who We Are 1) Source: Stax – REPAY Market Sizing Report, commissioned by REPAY; Stax prepared surveys, secondary research, and analysis. Janu ary 2018. 2) Source: Management estimate for 2018B. 3) CAGR is from 2016A – 2018B; Net Revenue CAGR is based on Net Revenue, defined as Total Revenue less Interchange and Network Fees . 4) Gross Margin is calculated as 2018E Gross Profit / Net Revenue. 5) Adjusted EBITDA Net Margin calculated as 2018B Adjusted EBITDA / Net Revenue. See “Income Statement” on slide 34. 6) Volume retention for YTD period as of September 2018 calculated as 1 – (Lost Volume / Total Volume Processed in Prior Year Period); “Lost Volume” represents volume realized in prior year YTD period from merchants that have since ended their relationship with REPAY. 7) Source: Management data on volume processed through a primary processor, representing approximately 80% of total volume. Char geb ack rate is YTD as of September 2018. Chargebacks, represented as a % of volume, are debited from the merchant’s account when the end consumer disputes a tra nsa ction with the merchant. A leading, omni - channel payment technology provider modernizing three diverse and underserved verticals – personal loans, automotive loans and receivables management – representing a market projected to grow to ~$535 billion of annual total payment volume by 2020 (1) of which ~ $225 billion is 2020 projected annual debit payment volume Proprietary, integrated payment technology platform reduces complexity for merchants and enhances the consumer experience Annual Payment Volume (2) ~$7bn+ Adjusted EBITDA Net Margin (2)(5) 45% Volume Retention (6) 98% Gross Margin (4) 67%

7 Proposed Transaction Overview 1) See “Transaction Summary” on slide 31 and “Proposed Capitalization and Ownership” on slide 32. 2) See “Proposed Capitalization and Ownership” on slide 32 for calculation. 3) See “Income Statement” on slide 34. Transaction Structure (1) Valuation Cap Structure / PF Leverage PF Ownership Listing • Thunder Bridge Acquisition, Ltd. expects to enter into a definitive agreement to acquire REPAY • Pro forma corporate structure will be an UP - C corporation • Transaction valued at an implied enterprise value of $653.3 mm (2) at a 14.8x multiple on 2019E Adjusted EBITDA of $44.0 mm (3) and 12.3x on the midpoint of the 2020E Adjusted EBITDA range of $52 - $54 mm (3) • Transaction to be funded through a combination of Thunder Bridge common stock, cash held in the Thunder Bridge trust account and newly raised debt of $170.4 mm (2) • Pro forma net leverage of 4.1x based on estimated LTM Mar - 19 Adjusted EBITDA of $37.1mm • Equity holders of REPAY expected to hold 44% of the outstanding equity interests of the combined company at closing • Thunder Bridge will become a Delaware corporation and as the post - closing company (“Pubco”) will adopt REPAY’s name and is expected to continue to be listed on the NASDAQ

8 II. REPAY Overview

9 REPAY’s Business Strengths and Strategies A Leading, Omni - Channel Payment Technology Provider Capitalizing on the Large, Underserved Market Opportunities in Existing and New Verticals Card and Debit Payments Underpenetrated in Existing Verticals REPAY Has Built a Leading Platform Based on Vertical Expertise Next - Generation Technology Supported by Robust Infrastructure Key Software Integrations Supplement REPAY’s Differentiated Sales Strategy Attractive and Diverse Client Base Demonstrated Ability to Acquire and Integrate Businesses Multiple Growth Opportunities Successful Leadership Team with Deep Industry Expertise 1 2 3 4 5 7 6 9 8

10 Capitalizing on the Large, Underserved Market Opportunities in Existing and New Verticals 1) Source: Stax – REPAY Market Sizing Report; Based on Stax web survey, secondary research, and analysis. January 2018. 2) Source: Management estimate for 2018B. REPAY’s three existing verticals represent ~$535bn (1) of projected annual total payment volume by 2020, of which ~$225 billion is projected annual debit payment volume Upside for increased penetration in existing and adjacent verticals Annual Payment Volume (2) $535 bn Total Addressable Market REPAY’s existing key end markets have been underserved by payment technology and service providers due to unique market dynamics Historically, the market predominantly utilized cash, check and ACH payments Consumers want convenience of paying with debit, but their merchants frequently do not have the capability Requires technology to process ongoing / recurring payments Market where credit card payments are typically not permitted 1 End Market Opportunities Growth Opportunities $408 bn Automotive Loans $69 bn Personal Loans $58 bn Receivables Management Healthcare Recreational Vehicle Finance Credit Unions Canada $7 bn+ 2020 Projected Payment Volumes

11 Card Payment Penetration Card and Debit Payments Underpenetrated in Existing Verticals Note: Credit generally not accepted as payment option in REPAY’s existing end markets. 1) Source: The Nilson Report – December 2016. Represents debit and credit as a percentage of all U.S. consumer payment systems, including various forms of paper, card, and electronic payment methods. 2) Source: Stax – REPAY Market Sizing Report. January 2018. 11.6% growth rate represents CAGR from 2017 – 2020. REPAY’s verticals, Personal Loans, Automotive Loans and Receivables Management, are underpenetrated and lag other retail markets in migrating to card payments 12% 15% 40% 47% 41% 41% 2017 Projected - 2020 Personal Loans Debit Share Automotive Loans Debit Share Receivables Management Debit Share 54% 2015 Debit and Credit Share of Total U.S. Consumer Payments Significant Opportunity from Untapped Adoption of Card Payments (1) (2) 2 Debit Market Volume Growth Debit payment volume is expected to grow at 11.6% CAGR between 2017 and 2020 (2) Projected - 2020 2017 Debit Payment Volume of Existing REPAY Verticals Total Payment Volume of Existing REPAY Verticals $162bn $455bn $225bn $535bn (2)

12 Attractive value proposition to both merchants and end consumers drives strong client growth and penetration REPAY Has Built a Leading Platform Based on Vertical Expertise Merchants in Existing and New Verticals Consumers Pay Anywhere, Any Way, Any Time ▪ Accelerated payment cycle (ability to lend more / faster) through debit card processing ▪ 24 / 7 payment acceptance through “always open” omni - channel offering ▪ Direct software integrations into loan and deal management systems reduces operational complexity for merchant ▪ Improved regulatory compliance through fewer ACH returns ▪ Self - service capabilities through ability to pay anywhere, any way and any time, 24 / 7 ▪ Option to make real - time payments through use of debit transactions ▪ Immediate feedback that payment has been processed ▪ Omni - channel payment methods (e.g. Web, Mobile, IVR, Text) ▪ Fewer ancillary charges (e.g. NSF fees) through automatic recurring online debit card payments 3 Existing Verticals New Verticals

13 • Payment Processing Platform provides significant value proposition • Opportunity across payment / billing management Payment Channels Debit REPAY Instant Funding Consumer Merchant Receives REPAY Has Built a Leading Platform Based on Vertical Expertise (cont.) 3 REPAY’s model empowers both merchants and consumers, enabling it to become a leading and trusted payment brand Debit Processing Loan Management System Data $ REPAY Payment Data REPAY Gateway Illustrative Personal Loan Platform Process Consumer Payment $ ACH

14 REPAY has 3 different web - based solutions, depending on whether merchants are interested in a Virtual Terminal, Online Customer Portal, or a Hosted Payment Page customized to their brand Web REPAY Has Built a Leading Platform Based on Vertical Expertise (cont.) REPAY’s omni - channel payment and electronic billing management platform significantly reduces complexity for merchants and enhances the consumer experience REPAY’s White - label, customizable mobile app gives consumers the flexibility of paying on - the - go and the convenience of reviewing their complete payment history in the palm of their hands Mobile App Text - to - pay lets REPAY’s customers directly communicate with consumers through payment reminders and allows consumers to authorize payment with a simple text Text IVR, or pay - by - phone, offers consumers the convenience of making payments via a 1 - 800 - number anytime, streamlining the collections process and improving customer experience IVR 3

15 Next - Generation Technology Supported by Robust Infrastructure 4 Proprietary Technology and Agile Development Integrations with Customers’ Software Systems Underwriting / Regulatory / Industry Compliance Expertise Strong Relationships with Card Associations Proprietary Bank Partnerships Robust Processing Relationships Back - End Infrastructure Back - End Infrastructure

16 REPAY leverages a vertically tiered sales strategy supplemented by software integrations to drive new merchant acquisitions Software Integrations Key Software Integrations Supplement REPAY’s Differentiated Sales Strategy 1) Source: Management estimate for 2018B. ▪ Direct sales model that is structured by vertical and by production tier ▪ Sales Support Team increases sales and supports onboarding process Sales Strategy / Distribution Model Tier 3 (Direct Sales) $5mm+ Monthly Volume Tier 2 (Direct Sales) $ 1mm - $5mm Monthly Volume Tier 1 (Call Center) <$1mm Monthly Volume ▪ Successfully integrated with many of the top software providers o Software integrations enable the direct salesforce to more easily access new merchant opportunities and respond to inbound leads ▪ Robust pipeline of other software vendors currently in discussions to integrate 13 16 25 37 53 2014A 2015A 2016A 2017A 2018B 5 Number of Software Integration Partners (1)

17 x 3,300+ merchants (2) x 11,000+ merchant locations (1) x 98% volume retention (3) x $2.9 mm annual payment volume per card merchant (4) x ~4 - year average tenure for top 10 merchants (5) Attractive and Diverse Client Base 1) Source: Management estimate. 2) Source: Management estimate as of September 2018. Merchant counts reflects all clients contributing to revenue in September 2 018 . 3) Volume retention for YTD period as of September 2018 calculated as 1 – (Lost Volume / Total Volume Processed in Prior Year Perio d); “Lost Volume” represents volume realized in prior year YTD period from merchants that have since ended their relationship with REPAY. 4) Source: Management estimate as of September 2018. Volume per card merchant represents annualized YTD September card volume / ave rage number of existing card volume clients in the period. 5) Source: Management estimate as of September 2018. Contracts often have 3 year term with 3 year renewals. During nine months e nde d September 30, 2018, top 10 clients generated approximately 29% of revenue. REPAY’s platform provides significant value to merchants offering lending solutions across industry verticals REPAY has successfully executed on its M&A strategy of identifying attractive opportunities in new verticals and entering them through acquisitions (e.g. Auto and Receivables Management) A Market Leader for Over a Decade in the Personal Loans Vertical (1) Firmly Established Foothold in Auto Finance Vertical Expanded into Receivables Management Vertical Personal Loans Automotive Loans Receivables Management Growth Opportunities Future Market Expansion Opportunities – Healthcare, Recreational Vehicle Finance, Credit Unions and Canada 6

18 Demonstrated Ability to Acquire and Integrate Businesses 7 REPAY’s proven acquisition strategy illustrates the value of the platform across verticals 2017 2016 Represents a significant opportunity to enhance organic growth in existing verticals and accelerate entry into new markets and services Demonstrated ability to source, acquire and integrate various targets across different verticals Dedicated team to manage robust M&A pipeline PaidSuite ( Receivables ) Paymaxx ( Automotive ) Several Small Portfolio Acquisitions Already serving industry - leading merchants in Receivables Management vertical Second acquisition to solidify presence in Automotive Loans vertical First acquisition to expand vertically into Automotive Loans vertical Allowed REPAY to achieve scale in early years of business Sigma ( Automotive ) 2008 – 2015

19 Multiple Growth Opportunities REPAY’s leading platform and attractive market opportunity position it to build on its record of robust growth and profitability Expand Usage and Increase Adoption Future Market Expansion Opportunities Strategic M&A Acquire New Merchants in Existing Verticals ▪ Leverage platform and capabilities to expand into: o New market verticals such as Healthcare, Recreational Vehicle Finance and Credit Unions o Canada ▪ Strategic acquisitions to continue successful penetration into markets with a need for debit solutions ▪ Leverage sales and marketing engine to convert near - term pipeline ▪ Majority of REPAY’s new merchants are “greenfield” opportunities ▪ Increase penetration of existing client base Operational Efficiencies ▪ As the business continues to scale, REPAY expects to become increasingly efficient with higher margins Execute on Existing Business Broaden Addressable Market 8

20 Successful leadership Team With Deep Industry Expertise John Morris CEO & Co - Founder Shaler Alias President & Co - Founder Tim Murphy CFO Jason Kirk CTO Susan Perlmutter CRO Mike Jackson COO Kristen Merrill VP of Finance Jake Moore Head of Corporate Development REPAY’s leadership team has significant payment expertise and a track - record of success with high - growth technology platforms 9

21 III. REPAY Financial Overview

22 Financial Highlights Source: Management estimates. 1) Source: Management estimate for 2018B. Predominantly represents debit transaction volume. 2) Volume retention for YTD period as of September 2018 calculated as 1 – (Lost Volume / Total Volume Processed in Prior Year Period); “Lost Volume” represents volume realized in prior year YTD period from merchants that have since ended their relationship with REPAY. 3) Source: Management data on volume processed through a primary processor, representing approximately 80% of total volume. Char geb ack rate is YTD as of September 2018. Chargebacks, represented as a % of volume, are debited from the merchant’s account when the end consumer disputes a tra nsa ction with the merchant. 4) CAGR is from 2016A – 2018B; Revenue CAGR is based on Net Revenue. 5) Gross Margin is calculated as 2018E Gross Profit / Net Revenue. 6) Adjusted EBITDA Net Margin calculated as 2018E Adjusted EBITDA / Net Revenue. See “Income Statement” on slide 34. REPAY’s model has enabled it to establish a highly attractive financial profile 98% 0.19% ~$7bn+ Annual Payment Volume (1) Impressive Volume Retention (2) High Quality Volume with Low Chargeback Rates (3) 27% Historical Net Revenue CAGR (4) Gross Margin (5) 67% Adjusted EBITDA Net Margin (6) 45%

23 $4.4 $5.2 $7.4 $9.2 2016A 2017A 2018B 2019E 2020E $11.0 – $11.2 History of Strong and Continued Payment Volume Growth REPAY has generated strong, consistent volume growth, resulting in $7.4 bn in annual payment processing volume expected for 2018 Total Payment Volume ($ in bn) Volume Retention REPAY’s integrated payments platform leads to strong same - store sales performance and high retention rates that Management believes significantly outperform traditional agent sales models 31% Historical CAGR (2) 70% 80% 90% 100% Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul 98% Retention Rate (4) 2015 2016 2017 2018 1) Source: Management estimates. 2) CAGR is from 2016A – 2018B. 3) CAGR is from 2018B – 2020E. 4) Volume retention for YTD period as of September 2018 calculated as 1 – (Lost Volume / Total Volume Processed in Prior Year Perio d); “Lost Volume” represents volume realized in prior year YTD period from merchants that have since ended their relationship with REPAY. (1) (1) 22% Projected CAGR (3)

24 $29.1 $36.3 $55.2 $71.6 57% 64% 67% 71% 2016A 2017A 2018B 2019E 2020E Historical and Forecasted Financials Gross Profit (3) / Gross Margin ($ in mm) Gross margins are improving due to a decrease in processing costs Source: Management estimates for 2018 to 2020. Note: Historical CAGR is from 2016A – 2018B. Projected CAGR is from 2018B – 2020E. 1) Net Revenue is defined as Total Revenue less Interchange and Network Fees. 2) Revenue CAGR is calculated using Net Revenue. 3) Gross Profit is defined as Net Revenue less other costs of services, which include commissions to software integration partne rs and other third party processing costs, such as front and back - end processing costs and sponsor bank fees. 4) See “Adjusted EBITDA Reconciliation” on slide 35. 5) Adjusted EBITDA Net Margin calculated as Adj. EBITDA / Net Revenue. See “Income Statement” on slide 34 and “Adjusted EBITDA Reconciliation” on slide 35. 38% Historical CAGR Adjusted EBITDA (4) ($ in mm) / Adjusted EBITDA Net Margin (5) Highly scalable platform will drive operating leverage over the long - term $21.6 $25.4 $36.8 $44.0 42% 45% 45% 44% 44% 2016A 2017A 2018B 2019E 2020E Net Revenue (1) / Gross Revenue ($ in mm) REPAY’s revenue growth has been strong, resulting in a 27% CAGR from 2016A – 2018B 51.3 57.1 82.4 100.7 $82.3 $94.0 $130.5 $159.2 2016A 2017A 2018B 2019E 2020E 27% Historical CAGR (2) $188 – $192 118 - 122 $84 – $88 $52 – $54 25% Projected CAGR 21% Projected CAGR (2) 31% Historical CAGR 20% Projected CAGR 71% - 72%

25 Operational Benchmarking Source: Capital IQ as of 1/18/2019, modified to reflect certain publicly available information. Note: Average metric is the mean of the peer group, excluding Square. Note: First Data was omitted from the list of peers because of its announced merger with Fiserv on 1/16/2019. Note: Although other companies in the industry may disclose Net Revenue, Adjusted EBITDA or similar non - GAAP figures, such non - G AAP financial measures may be calculated differently from how REPAY calculates its non - GAAP financial measures. You should consider how such differences may reduce usefulness of suc h measurements. 1) REPAY 2020E Net Revenue and Adjusted EBITDA is derived from Management estimates. 2) Adjusted EBITDA Net Margin calculated as Adjusted EBITDA / Net Revenue. See “Income Statement” on slide 34 for REPAY financia ls. 10% 9% 9% 7% 6% 2020E Net Revenue Growth (1) 17% – 21% 35% Average 8% 52% 44% 36% 35% 31% 27% 22% 2020E Adjusted EBITDA Net Margin (2) Average 36% 14% 13% 13% 8% 8% 2020E Adjusted EBITDA Growth (1) 18% – 23% 58% Average 11%

26 Valuation Benchmarking Source: Capital IQ as of 1/18/2019, modified to reflect certain publicly available information. Note: Average metric is the mean of the peer group, excluding Square. Note: First Data was omitted from the list of peers because of its announced merger with Fiserv on 1/16/2019. Note: Although other companies in the industry may disclose Adjusted EBITDA or similar non - GAAP figures, such non - GAAP financial measures may be calculated differently from how REPAY calculates its non - GAAP financial measures. You should consider how such differences may reduce usefu lness of such measurements. 2019E EV / EBITDA 2020E EV / EBITDA 21.7x 15.9x 15.4x 14.8x 14.1x 13.7x 76.1x Average 16.2x 19.1x 14.1x 13.7x 13.0x 12.8x 48.3x 12.1x – 12.6x Average 14.5x

27 -5% 5% 15% 25% 35% Valuation Benchmarking (cont.) Source: Capital IQ as of 1/18/2019, modified to reflect certain publicly available information. Source: REPAY 2020E midpoint of projection range was used for Net Revenue and Adjusted EBITDA. Range was derived from Managem ent estimates. Note: First Data was omitted from the list of peers because of its announced merger with Fiserv on 1/16/2019. Note: Although other companies in the industry may disclose Net Revenue, Adjusted EBITDA or similar non - GAAP figures, such non - G AAP financial measures may be calculated differently from how REPAY calculates its non - GAAP financial measures. You should consider how such differences may reduce usefulness of such measure ments. 1) See “Income Statement” on slide 34. 20% 30% 40% 50% Adjusted EBITDA Net Margin (1) vs. Net Rev. Growth EV / Adjusted EBITDA (1) vs. Net Rev. Growth EV / Adjusted EBITDA vs. Adjusted EBITDA Net Margin 2020E Adjusted EBITDA Net Margin 2020E Net Rev. Growth 2020E EV / Adjusted EBITDA 2020E Net Rev. Growth 2020E EV / Adjusted EBITDA 2020E Adjusted EBITDA Net Margin Faster Growing and Higher Margins Faster Growing at an Attractive Multiple Higher Margins at an Attractive Multiple 5.0x 10.0x 15.0x 20.0x 45.0x 5.0x 10.0x 15.0x 20.0x 45.0x 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 0% 10% 20% 30%

28 4.1x 3.3x 2.4x 3.7 3.7 2.6 2.6 1.9 Leverage Benchmarking March 2019E (2) 2019E (3) 2020E (4) LTM Net Debt / Adjusted EBITDA (1) NM Source: Capital IQ as of 1/18/2019, modified to reflect certain publicly available information. Note: First Data was omitted from the list of peers because of its announced merger with Fiserv on 1/16/2019. Note: Although other companies in the industry may disclose Adjusted EBITDA or similar non - GAAP figures, such non - GAAP financial measures may be calculated differently from how REPAY calculates its non - GAAP financial measures. You should consider how such differences may reduce usefulness of such measurements. 1) Leverage Ratio calculated as 2018B Net Debt / Adjusted EBITDA for all companies other than REPAY. I3 Vertical’s leverage rati o i s pro forma for recent acquisitions. 2) Leverage Ratio calculated as Mar - 19 Net Debt / LTM Mar - 19 Adjusted EBITDA. See “Proposed Capitalization and Ownership” on slide 32. 3) Leverage Ratio calculated as FY 2019E Net Debt / FY 2019E Adjusted EBITDA. 4) Leverage Ratio calculated as FY 2020E Net Debt / midpoint of FY 2020 Adjusted EBITDA range of $52 - $54.

29 Investment Thesis 1) Low Chargeback rates of 0.19% based on Management data of volume processed through a primary processor, representing approxim ate ly 80% of total volume. Chargeback rate is YTD as of September 2018. Chargebacks, represented as a % of volume, are debited from the merchant’s account when the end consumer d isp utes a transaction with the merchant. 2) Adjusted EBITDA Net Margin calculated as 2019E Adjusted EBITDA / Net Revenue. See “Income Statement” on slide 34. 3) 2018B Cash Flow Conversion calculated as Adjusted EBITDA – Capex / Adjusted EBITDA. Capex includes PP&E, new software developmen t and new 3 rd party software assets. Other companies may calculate capex and related measures differently and you should consider how that reduces the usefulness of thi s m etric. Cash Flow Conversion expected to be 80% in 2019E. Capex was approximately 4% of total revenue in 2018 and is expected to be 6% of total revenue in 2019. Working Capital wa s at $4.0 million on September 30, 2018. x Low volume attrition and low risk portfolio (1) x Differentiated platform x Deeply integrated with customer base x Recurring transaction / volume based revenue x 27% net revenue CAGR from 2016 – 2018B x Adj. EBITDA margin of 44% (2) x 31% Adj. EBITDA CAGR from 2016 – 2018B x Strong cash flow conversion of 87% (3) Investment Highlights

30 Appendix

31 Transaction Summary Transaction ▪ Thunder Bridge Acquisition, Ltd. expects to enter into a definitive agreement to acquire REPAY ▪ The transaction is intended to utilize an up - C structure and is expected to close Q2 2019 ▪ Thunder Bridge will become a Delaware corporation and as the post - closing company (“Pubco”) will adopt REPAY’s name and is expec ted to continue to be listed on the NASDAQ Valuation, Ownership and Capital Structure ▪ Transaction valued at an implied enterprise value of $653.3m (1) at a 14.8x multiple on 2019E Adjusted EBITDA of $44.0mm (2) and 12.3x on the midpoint of the 2020E Adjusted EBITDA range of $52 - $54 mm (2) ▪ Transaction is expected to be funded through a combination of Thunder Bridge common stock, cash held in the Thunder Bridge tr ust account and newly raised debt of $170.4 mm (1) ▪ Pro forma net leverage of 4.1x based on estimated LTM Mar - 19 Adjusted EBITDA of $37.1mm (3) ▪ Equity holders of REPAY expected to hold 44% of the outstanding equity interests of the combined company at closing (1) Post - Transaction Management and Board ▪ REPAY’s management will continue to operate the business post - transaction ▪ 9 - member Board of Directors, expected to include John Morris (CEO, REPAY), Shaler Alias (President, REPAY), Jeremy Schein (Mana g ing Director, Corsair), James Kirk (Managing Director, Corsair), Bill Jacobs (former SVP, MasterCard), Peter Kight (Founder of Ch eck Free), Gary Simanson (former CEO, First Avenue National Bank and Managing Director, First Capital Group), Bob Hartheimer (former Managing Director, Promontory), and Maryann Goebel (former CIO, Fiserv) Earn - Out of Additional Shares by Existing REPAY Equity Holders and Escrowed Shares by Thunder Bridge Sponsor (4) Existing REPAY Equity Holders ▪ Up to 7,500,000 additional LLC Units of REPAY, as a subsidiary of Pubco (the “LLC Units”) exchangeable for Class A Shares of Pubco (the “Class A Shares”) in aggregate o Within one year of the closing date, 50% earnout units awarded if VWAP of Class A Shares >= $12.50 on any 20 trading days during any 30 trading day period o Within two years of the closing date, 100% earnout units awarded if VWAP of Class A Shares >= $14.00 on any 20 trading days during any 30 trading day period Thunder Bridge Sponsor ▪ Sponsor owns 6,050,000 Class A Shares (4)(5) ▪ At the closing, Sponsor’s Class A Shares will be divided into 3 tranches: o Tranche One will consist of 2,150,000 shares (~36% of Sponsor’s shares) and will remain with Sponsor and will not be subject to forfeiture o Tranches Two and Three, each consisting of 1,950,000 shares (each ~32% of Sponsor’s shares), will remain in the name of Sponsor and Sponsor will retain voting power of such shares, but will be put into escrow and be subject to forfeiture if, within 7 years of the closing date the stock price has not reached $11.50 (Tranche Two) and $12.50 (Tranche Three) on any 20 trading days during any 30 trading day period (6) ▪ Escrowed shares will be immediately released (i) upon a change of control of the combined public company (ii) upon consummating a going private transaction or (ii) certain other events resulting in a delisting of Pubco shares. 1) See “Proposed Capitalization and Ownership” on slide 32 for calculation. Additional financing may be required to complete the Tr ansaction, including the issuance of additional equity securities. 2) See “Income Statement” on slide 34. 3) Source: Management estimate. 4) Terms of the merger are subject to the execution of a definitive merger agreement. Presentation on this page represents curre nt expectations relating to transaction structure and is subject to further discussions in its entirety. 5) Assumes cancellation of 400,000 Sponsor shares at closing in respect of certain transaction expenses. 6) The number of Class A Shares held in escrow in Tranches Two and Three will be reduced (pro rata) to the extent Thunder Bridge ’s expenses at closing exceed $20 mm (calculated at the redemption price.

32 Proposed Capitalization and Ownership Note: Presentation on this page represents current expectations relating to transaction structure and is subject to further d isc ussions in its entirety. Merger consideration is $600 million subject to adjustment for REPAY debt, excess transaction expenses, working capital adjustments, employee transaction bonuses, cash and certain cont ing ent obligations. The presentation on this slide reflects an adjustment only for REPAY debt and does not reflect any other assumed adjustments. The adjustments will be estimated at closing. Of the equity po rti on of the merger consideration, 60,000 LLC Units (described in footnotes) will be held in escrow for surrender in the event of downward post - closing true - up adjustments to the merger consideration and up to 60,000 additional LLC Units available for delivery to cover upward purchase price adjustments. 1) SPAC cash includes the amount held in trust and estimated accrued interest. 2) Assumes no redemptions by Thunder Bridge’s existing public shareholders. Actual results in connection with the merger may dif fer . Additional financing may be required to complete the transaction, including the issuance of additional equity securities. 3) Projected debt balance at close. 4) Projected cash balance as close. 5) Existing REPAY shareholders will own LLC units of REPAY, as a subsidiary of Pubco, exchangeable for Class A Shares of Pubco. Ass umes existing REPAY equity holders receive $300 mm in cash consideration. If Thunder Bridge fails to deliver the required $300 mm cash consideration, REPAY can waive the closing condition and instead re ceive additional LLC Units at a value of $10.00 per LLC Unit in lieu of any cash shortfall. Up to 7,500,000 additional LLC units exchangeable for Class A Shares will be delivered if earn - out conditions ar e satisfied. See “Transaction Summary" on slide 31. 6) See “Income Statement” on slide 34. 7) Excludes (i) the exercise of 34,630,000 warrants outstanding, exercisable at $11.50 per Class A Share and (ii) Management Inc ent ive Pool of 10% fully diluted. Does not reflect Monroe Capital’s forward purchase option to purchase 5,000,000 units of Thunder Bridge that consists of one share and one warrant, at a purchase price of $10.00, as described further in SEC filings by Thunder Bridge. Percentages are estimates only, and such estimates are based on the assumption that each of the LLC Units will convert into Class A Commo n S tock of the Pubco. 8) Excludes the exercise of 25,800,000 warrants outstanding, exercisable at $11.50 per Class A Share. 9) At closing, SPAC Sponsor owns 2,150,000 shares that are not subject to forfeiture, while an aggregate of 3,900,000 shares in the name of the SPAC Sponsor are held in escrow subject to forfeiture. These amounts assume cancellation of 400,000 Sponsor shares at closing in respect of certain transaction expenses. See “Transaction Su mmary” on slide 31. 10) Excludes the exercise of 8,830,000 warrants outstanding, exercisable at $11.50 per Class A Share. Proposed Sources Proposed Pro Forma Capitalization at Closing Rollover Equity $ 220.9 Share Price $ 10.00 SPAC Cash (1)(2) 263.0 Total Shares Outstanding (2)(7)(9) 50.0 New Debt Raised (3) 170.4 Equity Value $ 500.4 Total Proposed Sources $ 654.2 Debt at Close (3) 170.4 Cash at Close (4) (17.5) Proposed Uses Enterprise Value $ 653.3 Stock Consideration ($10.00 / share) (5) $ 220.9 Cash Consideration to Seller (2)(5) 300.0 REPAY 2020E Adjusted EBITDA Range (6) $52 - $54 Repayment of Existing REPAY Debt 79.1 REPAY EV / 2020E Adjusted EBITDA Multiple 12.1x - 12.6x Cash to Balance Sheet (4) 17.5 Estimated Transaction Costs 36.7 REPAY 2019E Adjusted EBITDA (6) $ 44.0 Total Proposed Uses $ 654.2 REPAY EV / 2019E Adjusted EBITDA Multiple 14.8x REPAY Estimated LTM Mar-19 Adjusted EBITDA $ 37.1 Net Debt / Estimated LTM Mar-19 Adjusted EBITDA 4.1x Illustrative Proposed Equity Capitalization Summary (7) At Closing - No Earn-Out Party Class A Shares % Ownership Existing REPAY Shareholders (5) 22,085,492 44.1% SPAC Public Shareholders (2)(8) 25,800,000 51.6% SPAC Sponsor Shareholders (9)(10) 2,150,000 4.3% Total (7) 50,035,492 100.0%

33 Post - transaction Structure Voting Rights; No Economic Rights LLC Units (Exchangeable for Thunder Bridge Class A) Voting and Economic Rights Existing REPAY Shareholders SPAC Public and Sponsor Shareholders Class A Class V

34 Income Statement – Historical and Forecasted Source: Management estimates for 2018 through 2020. Note: This Presentation includes forecasted 2019 Adjusted EBITDA and ranges of forecasted 2020 Adjusted EBITDA for REPAY. Thi s P resentation does not provide a reconciliation of this forward - looking non - GAAP financial measure to the most directly comparable GAAP financial measure because calculating the components would invol ve numerous estimates and judgments that are unduly burdensome to prepare and may imply a degree of precision that would be confusing or potentially misleading to investors. In add ition, this Presentation includes preliminary financial information relating to REPAY’s financial results for the year ended December 31, 2018 based on the information currently available to RE PAY . The financial closing procedures for the three months and the year ended December 31, 2018 have not yet been completed by REPAY, and as a result, actual results for the year ended December 31, 20 18 may, upon the completion of its closing procedures, final adjustments and other developments prior to the time that such financial results are finalized, differ from the preliminary f ina ncial information provided in this Presentation. 1) Net Revenue is defined as Total Revenue less Interchange and Network Fees. 2) Gross Profit is defined as Net Revenue less other costs of services, which include commissions to software integration partne rs and other third party processing costs, such as front and back - end processing costs and sponsor bank fees. 3) These expenses primarily consist of compensation increases from headcount growth and in 2016, commission buyouts relating to cer tain sales employees. 4) See “Adjusted EBITDA Reconciliation” on slide 35. ($ in mm) 2016A 2017A 2018B 2019E 2020E Payment Volume $4,354 $5,248 $7,443 $9,219 $11,000 - $11,200 YoY Growth 86% 21% 42% 24% 19 - 22% Total Revenue $82.3 $94.0 $130.5 $159.2 $188 - $192 YoY Growth 66% 14% 39% 22% 18 - 21% Interchange and Network Fees 31.0 36.9 48.0 58.5 Non-GAAP Net Revenue (1) $51.3 $57.1 $82.4 $100.7 $118 - $122 YoY Growth na 11% 44% 22% 17 - 21% Other Costs of Services 22.2 20.7 27.2 29.1 Gross Profit (2) $29.1 $36.3 $55.2 $71.6 $84 - $88 % Margin 57% 64% 67% 71% 71 - 72% YoY Growth na 25% 52% 30% 17 - 23% SG&A (3) 23.6 13.7 27.6 27.7 Depreciation and amortization 3.7 7.5 Interest Expense 2.3 5.7 Net Income ($0.5) $9.4 Adjusted EBITDA (4) $21.6 $25.4 $36.8 $44.0 $52 - $54 % Margin 42% 45% 45% 44% 44% YoY Growth na 18% 45% 20% 18 - 23%

35 Adjusted EBITDA Reconciliation – Historical Adjusted EBITDA Reconciliation Note: This Presentation includes forecasted 2019 Adjusted EBITDA and ranges of forecasted 2020 Adjusted EBITDA for REPAY. Thi s P resentation does not provide a reconciliation of this forward - looking non - GAAP financial measure to the most directly comparable GAAP financial measure because calculating the components would invol ve numerous estimates and judgments that are unduly burdensome to prepare and may imply a degree of precision that would be confusing or potentially misleading to investors. In add ition, this Presentation includes preliminary financial information relating to REPAY’s financial results for the year ended December 31, 2018 based on the information currently available to RE PAY . The financial closing procedures for the three months and the year ended December 31, 2018 have not yet been completed by REPAY, and actual results for the year ended December 31, 2018 may, up on the completion of its closing procedures, final adjustments and other developments prior to the time that such financial results are finalized, differ from the preliminary financial informa tio n provided in this Presentation. As a result, this Presentation also does not provide a detailed reconciliation of 2018 Adjusted EBITDA to the most directly comparable GAAP financial measure because it w oul d be unduly burdensome to prepare. 1) REPAY is not a taxable entity so there are no taxes to add back in calculating EBITDA. For presentation purposes, a specified ta x rate was assumed for future periods. 2) Primarily consists of debt issuance costs relating to REPAY’s credit agreement, and repayment penalties relating to its prior de bt. 3) Reflects the changes in Management’s estimates of future cash consideration to be paid in connection with prior acquisitions fro m the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period. 4) Transaction expenses are the professional service fees and other costs in connection with the acquisition of REPAY by Hawk Pa ren t Holdings LLC in September 2016, financing transactions, and the acquisitions by REPAY of Sigma, PaidSuite, and Paymaxx Pro. 5) Represents compensation expense associated with equity compensation plans. 6) Other non - recurring items, such as costs associated with one - time strategic initiatives and sponsor management fees, which will terminate upon the closing the Transaction. 7) Adjusted EBITDA is a non - GAAP financial measure that represents net income prior to interest expense, and depreciation and amort ization, as adjusted to add back non - cash charges and account for non - recurring items, including other expenses, non - cash gain from the change in fair value of contingent consideration, tran saction expenses, share - based compensation charges, and other charges. ($ in millions) 2016A 2017A Net Income (Loss) ($0.5) $9.4 Interest Expense 2.3 5.7 Depreciation and Amortization 3.7 7.5 EBITDA (1) $5.5 $22.6 Other Expenses (2) 0.0 1.2 Non-Cash Change in FV Contingent Consideration (3) - (2.1) Transaction Expenses (4) 15.3 1.4 Share-based Compensation Expense (5) 0.1 0.6 Other Non-recurring Charges (6) 0.6 1.7 Adjusted EBITDA (7) $21.6 $25.4

36 - 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 Personal Loan Market is Stable Source: Federal Reserve website (https://www.federalreserve.gov/releases/g19/HIST/cc_hist_sa_levels.html) for Consumer Loan B ala nces and (https://www.federalreserve.gov/releases/chargeoff/chgallsa.htm) for Consumer Loan Charge - Offs. 1) Charge - Off Rates from consumer loans of U.S. - chartered commercial banks, excluding mortgage and credit card. Seasonally a djusted for period Q1 2006 – Q3 2018. Charge - offs, defined as the value of loans removed from the books and charged against loss reserves, are measured net of recoveries as a percentag e o f average loans and annualized. 2) Consumer Loan Balances are based on nonrevolving consumer credit owned and securitized, outstanding. Although elevated charge - offs during the recession stemmed from the growth in the personal consumer loan balances, the overall balance of personal consumer loans remained relatively stable as demand for credit remained strong during the downturn Personal Consumer Loan Charge - Offs (1) / Consumer Loan Balances (2) Consumer Loan Charge - Offs (1) (%) Consumer Loan Balances (2) ($ in tn )

37 Enterprise Multiples Operating Statistics Margins Leverage Value EV / Revenue EV / EBITDA Net Revenue % Growth EBITDA % Growth EBITDA Ratio Company Name ($ mm) CY 19E CY 20E CY 19E CY 20E CY 19E CY 20E CY 19E CY 20E CY 19E CY 20E CY 19E CY 20E CY 19E CY 20E CY 18E $653 6.5x 5.4x - 5.5x 14.8x 12.1x - 12.6x $101 $118 - $122 22% 17% - 21% $44 $52 - $54 20% 18% - 23% 44% 44% 4.1x $33,446 7.8x 7.1x 15.4x 13.7x $4,282 $4,695 9% 10% $2,167 $2,448 15% 13% 51% 52% 3.7x $22,858 5.2x 4.7x 14.1x 13.0x $4,431 $4,828 12% 9% $1,625 $1,754 14% 8% 37% 36% 2.6x $19,592 4.8x 4.5x 13.7x 12.8x $4,081 $4,380 7% 7% $1,425 $1,534 5% 8% 35% 35% 2.6x $2,613 4.2x 3.9x 15.9x 14.1x $616 $675 9% 9% $164 $185 14% 13% 27% 27% 3.7x $792 6.2x 5.9x 21.7x 19.1x $127 $135 13% 6% $36 $41 15% 14% 29% 31% 1.9x Mean 5.6x 5.2x 16.2x 14.5x $2,708 $2,943 10% 8% $1,083 $1,193 13% 11% 35% 36% 2.9x $32,025 14.2x 10.6x 76.1x 48.3x $2,251 $3,029 43% 35% $421 $664 65% 58% 19% 22% nm Comparables Benchmarking Source: Capital IQ as of 1/18/2019, modified to reflect certain publicly available information. Note: First Data was omitted from the list of peers because of its announced merger with Fiserv on 1/16/2019. Note: REPAY’s Leverage Ratio calculated as Mar - 19 Net Debt / LTM Mar - 19 Adjusted EBITDA. See “Proposed Capitalization and Owners hip” on slide 32.

38 Thunder Bridge Management Gary Simanson Chief Executive Officer, Thunder Bridge Peter Kight Executive Chairman, Thunder Bridge ▪ Peter Kight was the Founder, Chairman, and CEO of CheckFree until selling to Fiserv in December 2007 ▪ After the merger, Peter served as the Vice - Chairman for three years and then resided on Fiserv’s Board of Directors until 2012 ▪ Mr. Kight also served as Managing Partner and Senior Advisor at Comvest Partners ▪ Mr. Kight is a member of the Board of Directors at a number of companies, including Huntington Bancshares Incorporated and Blackbaud Inc. ▪ In addition to serving as CEO of Thunder Bridge, Gary Simanson serves as the Managing Director at First Capital Group, an investment banking advisory firm ▪ Mr. Simanson also served in a number of leadership roles in the banking industry, including CEO of First Avenue National Bank, Senior Advisor to the Chairman of Alpine Capital Bank, and Founder, Vice Chairman and CSO of Community Bankers Trust ▪ Mr. Simanson also was an Associate General Counsel at Union Planters Corp and began his career as a practicing attorney in New York at Milbank, Tweed, Hadley & McCloy ▪ Mr. Simanson received his MBA from George Washington University and his J.D. from Vanderbilt University

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